                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of report (Date of earliest event reported) January 30, 2003

                               Waters Corporation
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

        01-14010                                          13-3668640
(Commission File Number)                       (IRS Employer Identification No.)

34 Maple Street, Milford, Massachusetts                     01757
(Address of Principal Executive Offices)                  (Zip Code)

                                 (508) 478-2000
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Item 7.  Financial Statements and Exhibits

(c) Exhibits

         Exhibit 99.1    Unaudited Service Cost Reclass by Quarter for
                         2002 and 2001

Item 9.  Regulation FD Disclosure

     The purpose of this Form 8-K is to provide information regarding a reclassification of service costs associated with revenue generating activities from selling, general and administrative expenses to cost of sales in the Company's Consolidated Statement of Operations for the years ended December 31, 2002, 2001 and 2000. The attached Exhibit 99.1 includes the unaudited reclassification by quarter for 2002 and 2001.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     WATERS CORPORATION



Dated: January 30, 2003                        By: /s/ John Ornell
                                               --------------------------------
                                        Name:  John Ornell
                                        Title: Senior Vice President,
                                               Finance and Administration
                                               and Chief Financial Officer